U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2014 (July 31, 2014)

EMERITUS CORPORATION

(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices) (Zip Code)

(206) 298-2909

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 1, 2014, Emeritus Corporation (“Emeritus”) filed a Current Report on Form 8-K (the “Original Report”). Due to an administrative error, the Original Report included an incorrect version of the Amended and Restated Bylaws of Emeritus as Exhibit 3.2. This Current Report on Form 8-K/A (Amendment No. 1) is being filed solely to replace Exhibit 3.2 included under part (d) of Item 9.01, and all other disclosures of the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Emeritus Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 4, 2014	EMERITUS CORPORATION

	By:	/s/ Chad C. White
Name: Chad C. White
Title: Vice President and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Emeritus Corporation